UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §.240.14a-12

Seven Hills Realty Trust

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! INVESTOR RELATIONS SEVEN HILLS REALTY TRUST 255 WASHINGTON STREET, SUITE 300 NEWTON, MASSACHUSETTS 02458 SEVEN HILLS REALTY TRUST 2024 Annual Meeting Vote by May 29, 2024 11:59 PM ET You invested in SEVEN HILLS REALTY TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 30, 2024. Vote Virtually at the Meeting* May 30, 2024 9:30 a.m., Eastern Time Virtually at: https://www.virtualshareholdermeeting.com/SEVN2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V35688-P09423 Get informed before you vote View the Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 16, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V35689-P09423 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com 1. Election of Trustees. Nominee (for Managing Trustee in Class II): Adam D. Portnoy For Nominee (for Managing Trustee in Class II): Jeffrey P. Somers For 2. Advisory vote to approve executive compensation. For 3. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2024 fiscal year. For